UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 26, 2017

APEX 2, INC.
(Exact name of registrant as specified in charter)

Delaware	000-54112	80-0725943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 North Vosburg Drive, Azusa, CA	91702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (612) 961-5656

____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) On October 25, 2017, Apex 2, Inc. (the “Company”) dismissed D. Brooks & Associates CPA’s PA (“D. Brooks & Associates”), as the Company’s independent registered public accounting firm.

The decision to dismiss D. Brooks & Associates was recommended and approved by the Company’s Board of Directors.

D. Brooks & Associates’ reports on the financial statements of the Company for the years ended December 31, 2014 and 2015 did not contain an adverse opinion or disclaimer, and were not qualified or modified as to uncertainty, audit scope or accounting principles other than uncertainty as to the Company’s ability to continue as a going concern.

During the Company’s most recent fiscal year and any subsequent interim period preceding the dismissal of D. Brooks & Associates, there were no disagreements with D. Brooks & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D. Brooks & Associates, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

During the Company’s most recent fiscal year and any subsequent interim period preceding the dismissal of D. Brooks & Associates, there have been no reportable events of the type required to be disclosed by Item 304(a)(1)(v) of Regulation S-K by D. Brooks & Associates.

The Company provided D. Brooks & Associates with a copy of the above disclosures and requested that D. Brooks & Associates provide us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with such disclosures and, if not, stating the respects in which it does not agree. Such letter is filed as an exhibit to this report.

(b) On October 26, 2017, the Company appointed Fruci & Associates II, PLLC (“Fruci & Associates”), as its independent registered public accounting firm.

During the Company’s most recent fiscal year end and any subsequent interim period preceding the engagement of Fruci & Associates, neither the Company nor anyone acting on our behalf, has consulted with Fruci & Associates regarding either: (i) the application of accounting principles to a specified transaction, either contemplated or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement between the Company and D. Brooks & Associates as described in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

16.1	Letter from D. Brooks & Associates

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APEX 2, INC.

Dated: November 2, 2017	By:	/s/ Xiang Dong (Steve) Wang
	Name:	Xiang Dong (Steve) Wang
	Title:	President

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